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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                February 7, 2000
                               ------------------

                        LORAL SPACE & COMMUNICATIONS LTD.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Islands of Bermuda         1-14180                13-3867424
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(State or other              (Commission             (IRS Employer
jurisdiction of              File Number)           Identification
incorporation)                                                       Number

   c/o Loral SpaceCom Corporation,
   600 Third Avenue, New York, New York             10016
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           (Address of principal executive offices)       (Zip Code)



             Registrant's telephone number, including area code:
                                (212) 697-1105
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Item 5.        Other Events.

               The press release of the registrant dated February 7, 2000, a copy of which is attached hereto as Exhibit 99.1 is hereby incorporated by reference.

Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits.

               (c)   Exhibits.

Exhibit 99.1 Press Release of Loral Space & Communications Ltd. dated February 7, 2000.




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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    LORAL SPACE & COMMUNICATIONS LTD.
                                    ---------------------------------
                                      (Registrant)

Date: February 8, 2000        By: /s/ Avi Katz
                                  ------------
                                       Avi Katz
                                       Vice President, General
                                            Counsel and Secretary


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                                  EXHIBIT INDEX

Exhibit        Description
-------        -----------

Exhibit 99.1 Press Release of Loral Space & Communications Ltd. dated February 7, 2000